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   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS -- EQUITY PORTFOLIOS

SUPPLEMENT DATED MARCH 15, 2004 TO PROSPECTUS DATED APRIL 1, 2003


The following is added to page 43 of the Prospectus immediately before the section entitled "Miscellaneous Redemption Information":

Redemption Fees. Effective on or about June 1, 2004, the International Growth Portfolio will charge a 2% redemption fee and the International Equity Index Portfolio will charge a 1% redemption fee on the redemption of shares (including by exchange) acquired on or after May 2, 2004 and held for 30 days or less. For the purpose of applying the fee, each Portfolio will use a first-in, first-out (FIFO) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Portfolio from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Portfolio. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

Each Portfolio is authorized to waive the redemption fee for the following transactions:

.. Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Portfolio that they are unable to impose a redemption fee on their underlying customer accounts;

.. Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

.. Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

.. Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

.. Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

.. Redemptions to satisfy minimum required distributions from retirement accounts;

.. Redemptions representing the return of excess contributions in retirement accounts; and

..  Redemptions initiated by the Portfolio.

In addition to the circumstances noted above, each Portfolio reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Portfolio, to the extent permitted by law. In addition, each Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law.

Currently, the Portfolios are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Portfolio will not receive the redemption fee. If Portfolio shares are redeemed by a financial intermediary at the direction of its customers, a Portfolio may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary's methods for tracking and calculating the redemption fee may differ in some respects from that of the Portfolios. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

The following is added to page 44 of the Prospectus immediately before the section entitled "In-Kind Purchases and Redemptions":

Excessive Trading in Portfolio Shares. The Trust discourages excessive short-term trading that could be disruptive to the management of a Portfolio. If a shareholder

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

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makes more than two "round trips" in a Portfolio during a calendar quarter, the
Trust may, in its discretion, refuse to process additional purchase or exchange orders by the shareholder. A "round trip" is a redemption or exchange out of a Portfolio followed by a purchase or exchange into the same Portfolio. In addition, the Trust may, in its discretion, reject any additional purchase or exchange order from a shareholder if the Trust determines that the shareholder's short-term trading activity is excessive, regardless of whether or not the shareholder has made two round trips in a calendar quarter. It should be noted that the Trust's ability to monitor and limit the trading activity of shareholders investing in a Portfolio through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

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[LOGO] NORTHERN
INSTITUTIONAL FUNDS/R/
Managed by
Northern Trust
                                         50 South LaSalle Street
                                         P.O. Box 75986
                                         Chicago, Illinois 60675-5986
                                         800/637-1380
                                         northerninstitutionalfunds.com
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